Inventories	12 Months Ended
Dec. 31, 2024
Inventories
Inventories
8.	Inventories

	2024	2023
	$	$
In-process inventory	2,786	458
Refined precious metals	—	380
Supplies and other	5,909	6,365
	8,695	7,203

In-process inventory and refined precious metals are measured at the lower of weighted average production cost and net realizable value. Net realizable value is calculated as the difference between the estimated selling price and estimated costs to complete processing into a saleable form plus variable selling expenses. For the year ended December 31, 2024, an amount of $0.7 million was recorded to adjust the inventories to their net realizable value (2023 – $8.1 million). Production costs include the cost of materials, labour, mine site production overheads and depreciation to the applicable stage of processing.